Shareholders’ Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Shareholders’ Equity

7. Shareholders’ Equity

Ordinary Shares

Each holder of ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and declared by the shareholders.  As of December 31, 2017, the Company has not declared any dividends.

As of December 31, 2017, the Company’s authorized capital stock consisted of 100 million ordinary shares with a nominal value of £0.01 per share.

Initial Public Offering

On October 2, 2017, the Company closed its IPO of ADSs. In the IPO, the Company sold an aggregate of 6,164,000 ADSs representing the same number of ordinary shares at a public offering price of $14.00 per ADS, including the full exercise by the underwriters of their option to purchase additional ADSs. Net proceeds were approximately $77.4 million, after deducting underwriting discounts, and commissions and offering expenses paid by the Company of $2.9 million. Upon the closing of the IPO, each separate class of ordinary shares of Nightstar Therapeutics plc was converted into a single class of ordinary shares of Nightstar Therapeutics plc as described further below.

Corporate Reorganization

On September 11, 2017, all shareholders of NightstaRx Limited exchanged each of the ordinary shares of different classes held by them for the same number and class of newly issued ordinary shares of Nightstar Therapeutics Limited and, as a result, NightstaRx became a wholly-owned subsidiary of Nightstar Therapeutics Limited on that date. On September 15, 2017, Nightstar Therapeutics re-registered as a public limited company and was renamed Nightstar Therapeutics plc. The following description summarizes each of the steps of the corporate reorganization taken in connection with the IPO.

Exchange of NightstaRx Limited shares for Nightstar Therapeutics Limited shares

Prior to the initial step of its corporate reorganization on September 11, 2017, the share capital of NightstaRx Limited consisted of 41,604,393 Class A ordinary shares; 138,596 Class B ordinary shares; 699,282 Class C ordinary shares; 699,802 Class D ordinary shares; 969,520 Class E1 ordinary shares; 481,500 Class E2 ordinary shares; 464,500 Class E3 ordinary shares; 375,500 Class E4 ordinary shares; and 1,854,780 Class F ordinary shares.

Re-registration of Nightstar Therapeutics Limited as Nightstar Therapeutics plc

Following NightstaRx Limited becoming a wholly owned subsidiary of Nightstar Therapeutics Limited, on September 15, 2017, Nightstar Therapeutics Limited re-registered as a public limited company. Such re-registration required the passing of special resolutions by the shareholders of Nightstar Therapeutics Limited to approve the re-registration as a public limited company, the name change to Nightstar Therapeutics plc and the adoption of new articles of association for Nightstar Therapeutics plc.

Conversion of separate classes of ordinary shares of Nightstar Therapeutics plc into single class of ordinary shares

Pursuant to the terms of the articles of association of Nightstar Therapeutics plc in effect following its re-registration as a public limited company, on the date of the IPO, each separate class of ordinary shares of Nightstar Therapeutics plc was converted into a single class of ordinary shares of Nightstar Therapeutics plc. The ratio for the conversion of each class of ordinary shares of Nightstar Therapeutics plc into ordinary shares of Nightstar Therapeutics plc was determined based on the IPO price.  Based on the IPO price of $14.00 per ADS, each class of the ordinary shares of Nightstar Therapeutics plc outstanding on the date of the closing of the IPO was converted into ordinary shares of Nightstar Therapeutics plc according to the following approximate ratios:

▪	each Class A ordinary share was converted into approximately 0.5051 ordinary shares;
▪	each Class B ordinary share was converted into approximately 0.4122 ordinary shares;
▪	each Class C ordinary share was converted into approximately 0.4122 ordinary shares;
▪	each Class D ordinary share was converted into approximately 0.3751 ordinary shares;
▪	each Class E1, E2, E3 and E4 ordinary share was converted into approximately 0.3125 ordinary shares; and
▪	each Class F ordinary share was converted into approximately 0.2182 ordinary shares.

The number of ordinary shares that each shareholder of Nightstar Therapeutics plc received was rounded up or down to the nearest whole share.  Therefore, based on the IPO price of $14.00 per ADS, the shareholders of Nightstar Therapeutics plc held an aggregate of 22,740,714 ordinary shares of Nightstar Therapeutics plc at the time of conversion.

The Company had the following number of ordinary shares issued and outstanding at December 31, 2017, 2016 and 2015. The table below reflects the conversion of ordinary shares in the current and previous years.

	December 31,
	2017	2016	2015
Class A ordinary shares	—	11,277,900	7,941,989
Class B ordinary shares	—	57,127	57,127
Class C ordinary shares	—	368,821	368,821
Class D ordinary shares	—	199,560	199,560
Class E1 ordinary shares	—	209,064	—
Class E2 ordinary shares	—	123,279	—
Class E3 ordinary shares	—	90,155	—
Class E4 ordinary shares	—	90,155	—
Deferred shares	—	129,253	126,128
Ordinary shares	28,904,714	—	—
Total ordinary shares	28,904,714	12,545,314	8,693,625

Previous amendments

As of December 31, 2016 and 2015, the amended and restated Articles of Association, authorized the Company to issue 50,000,000 Class A ordinary shares, 5,000,000 Class B ordinary shares, 5,000,000 Class C ordinary shares, 5,000,000 Class D ordinary shares, 5,000,000 Class E ordinary shares and 5,000,000 Class F ordinary shares. The ordinary shares were originally authorized to be issued by NightstaRx Limited with a nominal value of £0.00001. Subsequent to the corporate reorganization, the Company’s ordinary shares have a nominal value of £0.01.

Each ordinary share entitles the holder to vote on all matters submitted to a vote of the Company’s shareholders. Ordinary shareholders are entitled to receive dividends, as may be declared by the Company’s board of directors. A holder may elect to receive non-cash (shares or other assets) dividends.

Under the amended and restated Articles of Association in effect at such time, in the event of a distribution of assets on liquidation or a return of capital, the surplus remaining after payment of the Company’s liabilities was to be applied first in paying to each holder of Class A ordinary shares an amount per share held equal to £1.00; second in paying to each holder of Class A, B and C ordinary shares an amount per share held equal to £0.40; third in paying to each holder of Class A, B, C and D ordinary shares an amount per share equal to £0.67366; fourth in paying to each holder of Class A, B, C, D and E ordinary shares an amount per share to the difference between $4.01648 per share and £2.07366 (calculated based on the exchange rate in effect as of the date of determination); and fifth in paying to each holder of Class A, B, C, D, E and F ordinary shares and remaining amounts on a pro rata basis. Any deferred shareholders would have been paid at an aggregate price of £1.00 for all deferred shares held.

2013 Financing and 2014 Amendment

In November 2013, in connection with the execution of a subscription agreement (the “2013 Agreement”), the Company issued 1,000,000 Class A ordinary shares for total proceeds of $1.6 million and incurred issuance costs of $22,000. The 2013 Agreement authorized the future issuance of several tranches of Class A ordinary shares upon the Company meeting prespecified milestones. The 2013 Agreement was amended and restated in May 2014 (as so amended, the “Amended 2013 Agreement”). The Amended 2013 Agreement included a modification to the previous milestones. The Company committed to issuing 6,000,000 Class A ordinary shares at a purchase price of £1.00 per share after the completion of both (i) a clinical plan that the Company’s Clinical Advisory Board and Syncona Partners LLP, Syncona Limited and their affiliates (collectively, “Syncona”) agreed would represent a registration package in Europe and the United States and (ii) a manufacturing plan that the Clinical Advisory Board and Syncona agreed would meet European Medicines Agency (“EMA”) and U.S. Food and Drug Administration (“FDA”) standards for a registration product and would be sufficiently scalable to adequately supply the worldwide patient population (“Tranche 2A”). These Tranche 2A milestones were achieved, and the Company issued 6,000,000 Class A ordinary shares in May 2014 for gross proceeds of $10.1 million.

Additionally, the Company committed to the issuance of 1,000,000 Class A ordinary shares at a purchase price of £1.00 per share upon presentation by the Company of a plan for a ten-patient study that Syncona determined would enhance the Company’s competitive position or strengthen the clinical plan (“Tranche 2B”). This Tranche 2B milestone was achieved, and the Company issued 1,000,000 Class A ordinary shares in June 2015 for gross proceeds of $1.6 million.

Lastly, the Company committed to issuing additional shares upon the completion of both (i) one or more patient studies that enrolled more than 15 patients, or such lesser amount may be agreed, with a one-year efficacy read-out that the investor determined justified the initiation of a pivotal trial and (ii) release of NSR-REP1 that the investor determined met the standard of commercial Good Manufacturing Practice (“cGMP”) as determined by the FDA and EMA (“Tranche 3A”). Further, shares could be issued in a final tranche upon the completion of a material event in the business plan for the Company for the period from completion of the Tranche 3A milestones until 12 months after the Company receives approval for NSR-REP1 in the United States (“Tranche 3B”). The Class A ordinary shares to be issued under Tranche 3A and Tranche 3B were based on a formula which capped the issuance at 9,000,000 shares. The purchase price per share was initially £1.00 per share, but could be adjusted to £1.40 if the Company achieved approval for NSR-REP1 in either the United States or the European Union prior to completion of Tranche 3A, or if the Company’s net cash position was greater than the budgeted operating expense for the following six-month period. The Tranche 3A and 3B milestones were not achieved at the time of the November 2015 financing. The Company’s obligation to issue shares under the Amended 2013 Agreement was modified by the November 2015 financing discussed below.

2015 Financing

In November 2015, the Company entered into a subscription and shareholders agreement (the “2015 Agreement”), which provided for the issuance of several tranches of Class A ordinary shares. Tranche 1 did not have any prespecified milestones. Shares for Tranche 1 were issued concurrently with the execution of the 2015 Agreement and resulted in the issuance of 5,225,139 Class A ordinary shares for total proceeds of $12.5 million, and the Company incurred issuance costs of $139,000. The 2015 Agreement modified the prespecified milestone criteria for Tranche 3A and Tranche 3B of the Amended 2013 Agreement such that investors who had the right to purchase shares under Tranche 3A and Tranche 3B were allowed to purchase 2,500,000 shares issued in Tranche 1 and 6,500,000 shares to be issued in Tranche 2 discussed below. Subsequent to the modification of Tranche 3A and Tranche 3B milestones in November 2015, the number of Class A ordinary shares and the purchase price for these modified milestones became fixed. The Company committed to issuing 9,225,139 shares at the commencement of a pivotal trial approved by the board of directors for CHM (“Tranche 2”), of which the 6,500,000 shares included from Tranche 3A and Tranche 3B were offered at a price of £1.00 per share and the remainder for £2.07366 per share. Additionally, the Company committed to issuing 2,725,139 Class A ordinary shares after the first patient was treated in a clinical trial, approved by the board of directors, for a second program (“Tranche 3”) for £2.07366 per share. Lastly, the Company committed to issuing 2,725,139 ordinary shares after the first patient was treated in a clinical trial, approved by the board of directors for a third program (“Tranche 4”) for £2.07366 per share. The Tranche 2, 3 and 4 milestones were not achieved as of December 31, 2015 or 2016. As further discussed below under “Tranche Obligation Liability,” as of December 31, 2018, there were no Tranche Obligations outstanding.

Under the 2015 Agreement, the investors could purchase shares prior to the satisfaction of Tranche 2 through Tranche 4 milestones. The investors exercised this right in September 2016, and the Company issued 6,605,103 shares of Class A ordinary shares for gross proceeds of $11.3 million. This issuance was in partial satisfaction of the shares to be issued upon the satisfaction of the Tranche 2 milestone, but the exercise of this right in September 2016 did not modify the preset milestone criteria for Tranche 2.

March and June 2017 Financings

In March 2017, the Company entered into a subscription and shareholders’ agreement, (the “March 2017 Agreement”), whereby certain shareholders elected to subscribe for an aggregate of 8,070,314 Class A ordinary shares as follows: 1,846,071 Class A ordinary shares at a price of £1.00 per share and 6,224,243 Class A ordinary shares at a price of £2.0737 per share. The Company issued all 8,070,314 Class A ordinary shares pursuant to the March 2017 Agreement on June 27, 2017 for gross proceeds of $18.8 million, and the Company incurred issuance costs of $50,000. The shares were issued to satisfy all of the outstanding tranche obligations, discussed below in this note under “Tranche Obligation Liability.” The March 2017 Agreement was terminated in June 2017.

In June 2017, the Company entered into a subscription and shareholders’ agreement, (the “June 2017 Agreement”), pursuant to which the Company issued an aggregate of 11,203,837 Class A ordinary shares at a price of $4.01648 per share for gross proceeds of $45.0 million, and the Company incurred issuance costs of $295,000. The June 2017 Agreement was terminated at the time of the Company’s corporate reorganization and IPO.

Tranche Obligation Liability

The Company assessed the obligations to issue additional shares as part of the Amended 2013 Agreement and as part of the 2015 Agreement (collectively, the “Tranche Obligations”). The Company concluded that such obligations were freestanding financial instruments that were required to be separately recorded at fair value on the date the financing agreements were executed. With the exception of the shares that were to be issued upon satisfaction of the Tranche 3A and 3B milestones, contemplated by the Amended 2013 Agreement, all other Tranche Obligations were considered indexed to the Company’s ordinary shares, met all additional criteria in order to be classified as equity and were recorded to additional paid-in capital at an amount based on the relative fair value of the Tranche Obligations and Class A ordinary shares upon issuance. The obligations to issue shares upon satisfaction of the Tranche 3A and 3B milestones were not considered indexed to the Company’s ordinary shares due to variability of the settlement amount and was required to be recorded as a liability. This liability was estimated to have a fair value of $4.2 million upon issuance in May 2014 and was subsequently remeasured to its fair value of $3.9 million on December 31, 2014, with the decrease in fair value during the year recorded in other expense in the consolidated statement of operations and comprehensive loss. As discussed above, the 2015 Agreement modified the Tranche 3A and 3B milestones. Therefore, the Company remeasured the Tranche 3A and 3B milestone liabilities to fair value in November 2015, which resulted in an increase in fair value of $4.3 million that was recorded in other expense in the consolidated statement of operations and comprehensive loss. All outstanding Tranche Obligations following the modification of the 2015 Agreement were considered indexed to the Company’s ordinary shares and met all additional criteria to be classified as equity and, subsequent to the remeasurement in November 2015, the Tranche Obligations liability was reclassified to additional paid-in capital.

At December 31, 2016, the remaining outstanding Tranche Obligations and their respective prespecified milestone criteria were as follows:

Tranche	Number of Shares	Price Per Share	Milestone
2	1,846,070	£1.00	Commencement of a pivotal trial for CHM
2	773,966	£2.07366	Commencement of a pivotal trial for CHM
3	2,725,139	£2.07366	First patient treated in a clinical trial for a second program
4	2,725,139	£2.07366	First patient treated in a clinical trial for a third program

The Company issued shares in June 2017 to satisfy the outstanding Tranche Obligations and accordingly, there were no Tranche Obligations outstanding as of December 31, 2017.

In addition to the issuance of Class A ordinary shares to founders and investors, the Company has issued Class B, C, D, E and F ordinary shares to certain employees as employee incentive awards (see Note 8), all of which were converted into a single class of ordinary shares as part of the corporate reorganization described above.